SUB-ITEM 77Q1(a)


                                AMENDMENT NO. 6
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS


         This Amendment No. 6 to the Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of May 1, 2001, the Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of December 6, 1999, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.


         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in full as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

          IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of May 1, 2001.



                                               By:    /s/ROBERT H. GRAHAM
                                                      -------------------
                                                      Name:  Robert H. Graham
                                                      Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 6
                            DATED AS OF MAY 1, 2001
                                       TO
                       AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

                                   SCHEDULE A
                          AIM VARIABLE INSURANCE FUNDS
                               PORTFOLIOS THEREOF

PORTFOLIO
---------

AIM V.I. Aggressive Growth Fund
AIM V.I. Balanced Fund
AIM V.I. Blue Chip Fund
AIM V.I. Capital Appreciation Fund
AIM V.I. Capital Development Fund
AIM V.I. Dent Demographic Trends Fund
AIM V.I. Diversified Income Fund
AIM V.I. Global Utilities Fund
AIM V.I. Government Securities Fund
AIM V.I. Growth and Income Fund
AIM V.I. Growth Fund
AIM V.I. High Yield Fund
AIM V.I. International Equity Fund
AIM V.I. Money Market Fund
AIM V.I. New Technology Fund
AIM V.I. Value Fund